                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                               ------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 9, 1998
                               ------------------

TO THE STOCKHOLDERS OF SENIOR HIGH INCOME PORTFOLIO, INC.:

     Notice is hereby given that the 1998 Annual Meeting of Stockholders (the "Meeting") of Senior High Income Portfolio, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, July 9, 1998 at 9:30 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 13, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after June 25, 1998 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                          Secretary

Plainsboro, New Jersey
Dated: June 1, 1998

                                PROXY STATEMENT

                            ------------------------
                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 9, 1998
                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Senior High Income Portfolio, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, July 9, 1998 at 9:30 A.M. The approximate mailing date of this Proxy Statement is June 3, 1998.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on May 13, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 53,154,095 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's stockholders, voting in person or by proxy, at a meeting at which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as Directors to be elected by holders of Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

                                                                                             SHARES
                                                                                         OF COMMON STOCK
                                                                                           OF THE FUND
                                                                                          BENEFICIALLY
                                         PRINCIPAL OCCUPATIONS DURING PAST    DIRECTOR      OWNED AT
       NAME AND ADDRESS          AGE   FIVE YEARS AND PUBLIC DIRECTORSHIP(1)   SINCE     THE RECORD DATE
       ----------------          ---   -------------------------------------  --------   ---------------
Ronald W. Forbes(1)(2).........  57    Professor of Finance, School of          1993             378
  1400 Washington Avenue               Business, State University of New
  Albany, New York 12222               York at Albany, since 1989;
                                       Consultant, Urban Institute,
                                       Washington, D.C. since 1995.
Cynthia A. Montgomery(1)(2)....  45    Professor, Harvard Business School       1993               0
  Harvard Business School              since 1989; Associate Professor, J.L.
  Soldiers Field Road                  Kellogg Graduate School of
  Boston, Massachusetts 02163          Management, Northwestern University
                                       from 1985 to 1989; Assistant
                                       Professor, Graduate School of
                                       Business Administration, The
                                       University of Michigan from 1979 to
                                       1985; Director, UNUM Corporation
                                       since 1990 and Director of Newell Co.
                                       since 1995.

                                                                                             SHARES
                                                                                         OF COMMON STOCK
                                                                                           OF THE FUND
                                                                                          BENEFICIALLY
                                         PRINCIPAL OCCUPATIONS DURING PAST    DIRECTOR      OWNED AT
       NAME AND ADDRESS          AGE   FIVE YEARS AND PUBLIC DIRECTORSHIP(1)   SINCE     THE RECORD DATE
       ----------------          ---   -------------------------------------  --------   ---------------
Charles C. Reilly(1)(2)........  66    Self-employed financial consultant       1993               0
  9 Hampton Harbor Road Hampton        since 1990; President and Chief
  Bays, New York 11946                 Investment Officer of Verus Capital,
                                       Inc. from 1979 to 1990; Senior Vice
                                       President of Arnhold and S.
                                       Bleichroeder, Inc. from 1973 to 1990;
                                       Adjunct Professor, Columbia
                                       University Graduate School of
                                       Business from 1990 to 1991; Adjunct
                                       Professor, Wharton School, The
                                       University of Pennsylvania from 1989
                                       to 1990; Partner, Small Cities Cable
                                       Television from 1986 to 1997.
Kevin A. Ryan(1)(2)............  65    Founder and current Director of The      1993               0
  127 Commonwealth Avenue              Boston University Center for the
  Chestnut Hill,                       Advancement of Ethics and Character;
  Massachusetts 02167                  Professor of Education at Boston
                                       University since 1982; formerly
                                       taught on the faculties of The
                                       University of Chicago, Stanford
                                       University and Ohio State University.
Richard R. West(1)(2)..........  60    Professor of Finance since 1984, and     1993          28,008
  Box 604                              Dean from 1984 to 1993, and currently
  Genoa, Nevada 89411                  Dean Emeritus of New York University,
                                       Leonard N. Stern School of Business
                                       Administration; Director of Bowne &
                                       Co., Inc. (financial printers),
                                       Vornado Realty Trust, Inc. (real
                                       estate holding company) and
                                       Alexander's Inc. (real estate
                                       company).

                                                                                             SHARES
                                                                                         OF COMMON STOCK
                                                                                           OF THE FUND
                                                                                          BENEFICIALLY
                                         PRINCIPAL OCCUPATIONS DURING PAST    DIRECTOR      OWNED AT
       NAME AND ADDRESS          AGE   FIVE YEARS AND PUBLIC DIRECTORSHIP(1)   SINCE     THE RECORD DATE
       ----------------          ---   -------------------------------------  --------   ---------------
Arthur Zeikel(1)*..............  65    Chairman of Fund Asset Management,       1993               0
  P.O. Box 9011                        L.P. ("FAM") and MLAM (which terms as
  Princeton, New Jersey                used herein include their corporate
  08543-9011                           predecessors) since 1997; President
                                       of FAM and MLAM from 1977 to 1997;
                                       Chairman of Princeton Services, Inc.
                                       ("Princeton Services") since 1997 and
                                       Director thereof since 1993;
                                       President of Princeton Services from
                                       1993 to 1997; Executive Vice
                                       President of Merrill Lynch & Co.,
                                       Inc. ("ML & Co.") since 1990.

------------------
(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Directors" below.

(2) Member of Audit Committee of the Board of Directors.

 * Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

     Committee and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-affiliated Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended February 28, 1998, the Board of Directors held eight meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of
Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael Hennewinkel inadvertently failed to make a timely Form 3 filing to report his election as a Senior Vice President of FAM.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the Chairman of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") a fee of $4,500 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, a fee of $1,400 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $24,568 for the fiscal year ended February 28, 1998.

     The following table sets forth for the fiscal year ended February 28, 1998 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                 PENSION OR RETIREMENT      AGGREGATE COMPENSATION FROM
                                 COMPENSATION   BENEFITS ACCRUED AS PART         FUND AND FAM/MLAM
       NAME OF DIRECTOR           FROM FUND         OF FUND EXPENSES      ADVISED FUNDS PAID TO DIRECTORS
       ----------------          ------------   ------------------------  -------------------------------
Ronald W. Forbes(1)............     $4,600                None                       $153,500
Cynthia A. Montgomery(1).......     $4,600                None                       $153,500
Charles C. Reilly(1)...........     $5,600                None                       $313,000
Kevin A. Ryan(1)...............     $4,600                None                       $153,500
Richard R. West(1).............     $4,600                None                       $299,000

------------------
(1) The Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Forbes (29 registered investment companies consisting of 42 portfolios); Ms. Montgomery (29 registered investment companies consisting of 42 portfolios); Mr. Reilly (47 registered investment companies consisting of 60 portfolios); Mr. Ryan (29 registered investment companies consisting of 42 portfolios); and Mr. West (48 registered investment companies consisting of 70 portfolios).

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                          OFFICER
                                                                   OFFICE           AGE    SINCE
             NAME AND PRINCIPAL OCCUPATION                         ------           ---   -------
Arthur Zeikel...........................................         President          65     1993
  Chairman of MLAM and its affiliate FAM since 1997;
  President of FAM and MLAM from 1977 to 1997; Chairman
  of Princeton Services since 1997 and Director thereof
  since 1993; President of Princeton Services from 1993
  to 1997; Executive Vice President of ML & Co. since
  1990.
Terry K. Glenn..........................................  Executive Vice President  57     1993
  Executive Vice President of FAM and MLAM since 1983;
  President of Merrill Lynch Funds Distributor, Inc.
  ("MLFD" or the "Distributor") since 1986 and Director
  thereof since 1991; Executive Vice President and
  Director of Princeton Services since 1993; President
  of Princeton Administrators, L.P. since 1988.
Joseph T. Monagle, Jr...................................   Senior Vice President    49     1996
  Senior Vice President of FAM and MLAM since 1990;
  Department Head of the Global Fixed Income Division of
  FAM and MLAM since 1997; Senior Vice President of
  Princeton Services since 1993.
R. Douglas Henderson....................................   Senior Vice President    40     1993
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1989 to 1997.
Donald C. Burke.........................................       Vice President       37     1993
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1990 to 1997; and Director of
  Taxation of MLAM since 1990.
Gerald M. Richard.......................................         Treasurer          49     1993
  Senior Vice President and Treasurer of FAM and MLAM
  since 1984; Senior Vice President and Treasurer of
  Princeton Services since 1993; Vice President of MLFD
  since 1981 and Treasurer of MLFD since 1984.
Patrick D. Sweeney......................................         Secretary          44     1993
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1990 to 1997.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (twelve persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's stockholders, voting in person or by proxy, at a meeting in which a quorum is duly constituted.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. Merrill Lynch has advised the Fund that it intends to vote shares held in its name for those shares for which no instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to Senior High Income Portfolio, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 1999 Annual Meeting of Stockholders of the Fund will be held in May, 1999. If a stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 15, 1998.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                          Secretary

Dated: June 1, 1998

                      [This Page Intentionally Left Blank]

                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick
D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Senior High Income Portfolio, Inc. (the "Fund") held of record by the undersigned on May 13, 1998 at the annual meeting of the stockholders of the Fund to be held on July 9, 1998 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                                (Continued and to be signed on the reverse side)

PLEASE MARK BOXES M OR [X] IN BLUE OR BLACK INK.

1.   ELECTION OF DIRECTORS                   FOR all nominees listed below
                                             (except as marked to the contrary below) [ ]

1.   WITHHOLD AUTHORITY
     to vote for all nominees listed below
     [ ]

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
  RONALD W. FORBES, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST, ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP   FOR [   AGAINST [   ABSTAIN [
   as the independent auditors of the Fund to serve for the    ]       ]           ]
   current fiscal year.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                Please sign exactly as name
                                                appears hereon. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney or as executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by president or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

                                                Dated:

                                               --------------------------------,
                                                1998

                                                X
                                                --------------------------------
                                                           Signature

                                                X
                                                --------------------------------
                                                   Signature, if held jointly
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.